UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 20, 2022

OppFi Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (312) 212-8079

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of OppFi Inc., a Delaware corporation (the “Company”), held on July 20, 2022, the stockholders of the Company approved the amendment to the OppFi Inc. 2021 Equity Incentive Plan (the “Plan”), which, among other things, provides that the annual increase in the maximum number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), available for issuance thereunder is calculated based on the total shares of Class A Common Stock and the Company’s Class V common stock, par value $0.0001, outstanding (the “Plan Amendment”).

The Plan Amendment is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 9, 2022, under the heading “Proposal 3: Approval of an Amendment to the OppFi Inc. 2021 Equity Incentive Plan,” and such description is incorporated by reference herein.

The foregoing descriptions of the Plan and Plan Amendment are only a summary and are qualified in their entirety by reference to the full text of the Plan, as amended by the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 20, 2022, the Company held its Annual Meeting. Of the 109,659,170 shares of common stock outstanding and entitled to vote, 101,124,830 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for the Company’s Board of Directors were elected to serve until the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Abstained	Broker Non-Vote
Christina Favilla	97,388,485	152,692	3,583,652
Jocelyn Moore	97,392,691	148,486	3,583,652
Theodore Schwartz	97,396,031	145,146	3,583,652

Proposal 2: The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was ratified by the Company’s stockholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
100,992,987	84,423	47,419	0

Proposal 3: The Company’s stockholders approved the amendment to the OppFi Inc. 2021 Equity Incentive Plan by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
97,162,836	348,005	30,336	3,583,652

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	OppFi Inc. 2021 Equity Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on June 9, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPPFI INC.

Date: July 26, 2022	By:	/s/ Pamela D. Johnson
	Name:	Pamela D. Johnson
	Title:	Chief Financial Officer